UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2004

Riggs National Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-9756	52-1217953
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 835-4309

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits. The following exhibit is furnished with this report.

99.1 Press Release of Riggs National Corporation, dated January 21, 2004.

Item 12. Results of Operations and Financial Condition.

           On January 21, 2004, Riggs National Corporation issued a press release announcing earnings for the quarter and year ended December 31, 2003. The press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 12 by reference. The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGGS NATIONAL CORPORATION

By:	/S/ Steven T. Tamburo
Steven T. Tamburo
Chief Financial Officer

Dated: January 23, 2004

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release of Riggs National Corporation, dated January 21, 2004